UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2011 (March 15, 2011)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This current report on Form 8-K/A amends the Company’s current report on Form 8-K filed on March 21, 2011 (the “Initial Form 8-K”).  This report amends and restates in its entirety the Initial Form 8-K to clarify disclosure with respect to the independent registered public accounting firm’s report dated March 11, 2010 (November 19, 2010 as to the effects of the restatements and the material weakness identified in the report) relating to the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2009 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2009.

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

Georgia Gulf Corporation (the “Company”), with the approval of the audit committee of the Board of Directors, dismissed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements, on March 15, 2011.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report.

There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2010 and 2009, or during the subsequent interim period through March 15, 2011, except for the existence of a material weakness in internal control over financial reporting discussed below.

Deloitte’s reports dated March 11, 2010 (November 19, 2010 as to the effects of the restatements and the material weakness identified in the report) and March 10, 2011 relating to the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and December 31, 2010 and 2009, respectively, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the periods ended December 31, 2009 and December 31, 2010, respectively, did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each of Deloitte’s reports relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2009 and December 31, 2010, expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting because of the material weakness described below.

As previously disclosed, during 2010, management of the Company identified certain errors within the Company’s accounting for income taxes area that caused the Company to restate its previously issued financial statements for certain interim periods within, and annual periods ended, December 31, 2007, 2008 and 2009, as well as certain interim periods in the year ended December 31, 2010. The first was a manual input error to a spreadsheet model by a third-party tax professional engaged to assist management with complex calculations related to our 2009 financial restructuring activities, which error was not detected by management. The second area of errors was the misapplication of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 740, Accounting for Income Taxes (“ASC Topic 740”), related to uncertain tax positions which began upon the adoption of ASC Topic 740 in 2007 and impacted our financial condition and results through the first quarter of 2010. The third was an error in a calculation related to paid-up capital distributions in 2006 relating to a foreign affiliate of Royal Group, Inc., one of the Company’s subsidiaries, which impacted the Company’s financial condition and results for the year ended December 31, 2009, the quarter ended March 31, 2010 and the quarter ended June 30, 2010. The fourth area of errors involved a misapplication of ASC Topic 740 related to an incorrect recording of a deferred tax liability in connection with the tax attribute reduction related to the tax basis in a foreign affiliate of Royal Group, Inc., which impacted the Company’s financial condition and results for the year ended December 31, 2009, the quarter ended March 31, 2010 and the quarter ended June 30, 2010.

Management believes that the Company’s controls in the area of accounting for the income tax implications of complex transactions and uncertain tax positions that have been put in place are appropriately designed, and significant progress has been made in the Company’s remediation efforts. However management has concluded that, as of December 31, 2010, the deficiencies in the operational effectiveness thereof in the aggregate continue to constitute a material weakness in internal control over financial reporting in these areas.

The Company has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

The Company provided Deloitte a copy of the above disclosures and requested that Deloitte furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of that letter, dated March 25, 2011, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

The Company, with the approval of the audit committee, engaged Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, on March 15, 2011.

During the years ended December 31, 2010 and 2009 and through March 15, 2011, neither the Company nor anyone acting on its behalf consulted with E&Y regarding either; (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Number	Exhibit

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President, General Counsel and Secretary

Date: March 25, 2011